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                                                                    EXHIBIT 10.5

                              AMENDED AND RESTATED
                         MEDICAL PROPERTIES TRUST, INC.
                           2004 EQUITY INCENTIVE PLAN

                FORM OF AWARD AGREEMENT FOR DEFERRED STOCK UNITS
                         AWARDED TO INDEPENDENT DIRECTOR

THIS AWARD AGREEMENT (the "Agreement") is made and entered into effective as of _____________________, by and between MEDICAL PROPERTIES TRUST, INC., a Maryland corporation (the "Company"), and ___________________________ (the
"Participant"), pursuant to the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan, as it may be further amended and restated from time to time (the "Plan"). Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

                                   WITNESSETH:

WHEREAS, the Participant is an Independent Director; and

WHEREAS, pursuant to the Plan and subject to the execution of this Agreement, the Committee has granted, and the Participant desires to receive, an Award.

NOW, THEREFORE, for and in consideration of the premises, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I AWARD OF DEFERRED STOCK UNITS. On the date specified on Exhibit A attached hereto (the "Date of Grant") but subject to the execution of this Agreement, the Company granted to the Participant an Award in the form of Deferred Stock Units ("DSUs") entitling the Participant to receive from the Company, without payment, one share of Common Stock (a "Share") for each DSU set forth on said Exhibit A.

ARTICLE II EFFECT OF PLAN. The DSUs are in all respects subject to, and shall be governed and determined by, the provisions of the Plan (all of the terms of which are incorporated herein by reference) and to any rules which might be adopted by the Board or the Committee with respect to the Plan to the same extent and with the same effect as if set forth fully herein. The Participant hereby acknowledges that all decisions and determinations of the Committee shall be final and binding on the Participant, his beneficiaries and any other person having or claiming an interest in the DSUs.

ARTICLE III SETTLEMENT OF DSUS. Each DSU will be settled by delivery to the Participant, or in the event of the Participant's death to the Participant's legal representative, promptly following the date or dates set forth on Exhibit A hereto (any such date, the "Settlement Date") one Share.

ARTICLE IV SURRENDER OF AGREEMENT ON SETTLEMENT DATE. On the Settlement Date, this Agreement shall be surrendered to the Company.

ARTICLE V NO ASSIGNMENT. The DSUs are personal to the Participant and may not in any manner or respect be assigned or transferred otherwise than by will or the laws of descent and distribution.
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ARTICLE VI GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama, applied without giving effect to any conflict-of-law principles. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

ARTICLE VII BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective executors, administrators, personal representatives, legal representatives, heirs, and successors in interest.

ARTICLE VIII COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and such counterparts shall, together, constitute and be one and the same instrument.

ARTICLE IX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes required by law to be withheld with respect to any taxable event arising as a result of the grant or settlement of the DSUs. With respect to withholding required upon the settlement of the DSUs, the Participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date as of which the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

IN WITNESS WHEREOF, the Company and the Participant have executed and delivered this Agreement as of the day and year first written above.

                                        MEDICAL PROPERTIES TRUST, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ----------------------------------------
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                                    EXHIBIT A

                                       TO

AWARD AGREEMENT, dated as of ______________________, between MEDICAL PROPERTIES TRUST, INC. and ___________________________.

(1)  Date of Grant:

(2)  Number of Deferred Stock Units:

(3)  Settlement Schedule:

Number of Shares
 to be Delivered   Settlement Date
----------------   ---------------
